These Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

                                                    [ARISTATA MUTUAL FUNDS LOGO]

INVESTMENT ADVISER
Tempest Investment Counselors, Inc.
1380 Lawrence Street
Suite 1050
Denver, CO 80204

ADMINISTRATOR, DISTRIBUTOR, TRANSFER AGENT
& FUND ACCOUNTANT
ALPS Mutual Funds Services, Inc.
370 Seventeenth Street
Suite 3100
Denver, CO  80202
                                                              SEMI-ANNUAL REPORT
LEGAL COUNSEL
Davis, Graham & Stubbs LLP                                     OCTOBER 31, 2000
370 Seventeenth Street
Suite 4700
Denver, CO  80202

INDEPENDENT AUDITORS
Deloitte & Touche LLP
555 Seventeenth Street
Suite 3600
Denver, Colorado  80202

CUSTODIAN
Fifth Third Bank, N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio  45263

MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

FOR MORE INFORMATION, PLEASE CALL 1-800-644-8595
OR VISIT WWW.ARISTATA.COM

[ALPS MUTUAL FUNDS SERVICES LOGO]

SPONSOR AND DISTRIBUTOR
MEMBER NASD

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

This is the first publication to use our firm's new name--TEMPEST INVESTMENT COUNSELORS, INC. The firm's name was changed from Tempest, Isenhart, Chafee, Lansdowne & Associates, Inc. for simplicity and also to ensure that anyone seeing or hearing the firm's name could immediately associate us with our business of investment management.

In addition to being more descriptive, the shorter name reflects what many familiar with our firm actually have been calling us over our nearly 25 years in business - Tempest. In fact, we too often have shortened it to "Tempest." Our new name preserves our history and our commitment to continuity in managing client assets.

As we celebrate our silver anniversary in 2001, that continuity will remain. Other than the name change, all other aspects of the firm remain the same, including our ownership, management and our role as the investment manager for the Aristata Mutual Funds.

We hope you like the new name. Most important, we hope you continue to appreciate what it stands for: progressive and disciplined value-oriented investing.

We are pleased to report on the fiscal mid-year results and current investments for the Aristata Mutual Funds as of October 31, 2000. All three Aristata Funds achieved positive results for the semi-annual report period. The Aristata Equity Fund turned in a positive 5.21% total return for the six months compared to a decline of (1.07%) for the Standard and Poor's 500. The Aristata Quality Bond Fund returned 4.67% and the Aristata Quality Colorado Fund returned 3.89%.

Fortunately, there was a continuation of positive rotation during the past two quarters ended October 31, 2000 toward the so-called "value" oriented stocks and high quality bonds, all to the benefit of the Aristata Mutual Fund investments. However, the past several months have seen an increase in price volatility for both the stock and bond markets. The NASDAQ stock market was the epicenter for huge price swings, having declined (12.72%) during the past six months, and as of October 31st is down 33% from its record high reached in March. The volatility in security prices reflects investor uncertainty about the economy, corporate profits, interest rates, and of course the Presidential election. The bond markets have the same concerns particularly, lower quality bonds have suffered sharp price declines of late due to slowing profit growth and rising credit problems.

There is growing evidence that the gyrations in the stock market are triggered by broad reassessment by investors as to what price they are willing to pay for stocks. We share in the excitement generated by the onrush of new technology and the communications revolution, but these expectations appear fully

LETTER FROM THE INVESTMENT ADVISER


priced for many parts of the financial markets. The stock market hovers near record valuation levels, and it along with the bond market have achieved substantial, decade long returns. Jeremy Siegel a professor at the Wharton School and author of "Stocks for the Long Run" said it best:

         History has shown that whenever companies, no matter how great, get priced above 50 to 60 times earnings, buyer beware ... A few stocks of the nifty-50 era (the era of the early 1970s) subsequently outperformed the market, but in that venerable group no stock that sold above a 50 price-to-earnings ratio was able to match the S&P 500 over the next quarter century.

We think it is especially important today, to understand the risks that are inherent in the investment markets. Many new technology and Internet related sectors of the current stock market are priced substantially above the levels of the nifty-50 era. This makes us extremely circumspect toward many of those stock groups. Instead, the Aristata Funds--for both stock and bond investments--have emphasized companies with demonstrated profitability and financial strength and whose prospects are reasonably priced. History has shown and we agree investors are well-served by a focus on the long-term, the adherence to disciplines of proper diversification, and a diligence to buy stocks and bonds at reasonable prices.

We are fond of using the "The Emperor is wearing no clothes!" metaphor to describe high points in financial markets. When the pendulum of investor psychology swings toward greed and the financial markets are pushed to lofty levels there eventually follows the inevitable "sudden realization" of nakedness. The April 2000 annual report we delivered to shareholders expressed concern about the valuation in some sectors of the stock market. We said at that time, "There is increasing recognition that the valuation disparity between tech stocks and non-tech stocks cannot be ignored. The valuations are extremely stretched for many NASDAQ companies." There is now an increasing awareness that earnings prospects for many companies are simply too high and valuations are, in many cases, far too rich. As we mentioned in April ... "the tremendous productivity and efficiency promised by new technology must accrue to someone, and that 'someone' is most often companies that have been ignored in recent markets." The markets have not favored these non-technology companies that should improve their operations and profitability by using technology. Our research efforts continue to be directed toward these types of companies and we believe they present attractive investment opportunities with less risk in today's markets.

Value oriented, risk-averse disciplines, such as we employ as adviser to the Aristata Funds, have been rewarding strategies this year. Our relative success stems in part from rationality returning to the marketplace. It is a refreshing breeze. We believe equity markets are once again rewarding investment rather than speculation. Given the magnitude and duration that the pendulum moved the other way, we are encouraged that what we are seeing today is more than just a momentary change. We are excited about the many quality companies and profitable industries that can be obtained at

LETTER FROM THE INVESTMENT ADVISER

reasonable prices today. The financial markets have proven time and again that the cyclical nature of human emotions does cause fear and greed to ebb and flow in the marketplace. Sticking to long-term investment disciplines, employing sound analysis, and avoiding the markets' emotional roller coaster are essential ingredients for successful investing. These are the principles that guide us in managing the Aristata Funds.

On behalf of the partners and our entire organization I want to thank you for the trust and confidence you have placed with us as investment adviser to the Aristata Funds. As investors along with you in these Funds, we pledge our best efforts to providing long-term successful investment returns.

Sincerely,
/s/ H. DAVID LANSDOWNE
H. David Lansdowne, CFA
President
Tempest Investment Counselors, Inc.

FUND REVIEW

ARISTATA EQUITY FUND

PERFORMANCE

The Aristata Equity Fund total return for the six-month period ending October 31, 2000 was 5.21%. The Standard & Poor's 500 index return was a negative (1.07%) and the broader Value Line Composite Index had a negative (1.91%) return. Net assets of the Fund as of October 31, 2000 were $69.0 million.

EQUITY MARKET OVERVIEW

Interest rates, energy prices and investor confidence are three important forces influencing the U.S. stock market. After 6 increases in short-term interest rates by the Federal Reserve (FED) over the last 18 months the intended goal to slow U.S. growth appears to be working. The spike in energy prices is in many ways a tax on consumers' incomes. Yes, the economy is less dependent upon energy compared to past years, but in less than two years we have seen nearly a tripling in oil costs. This higher cost is rippling through the economy, sapping consumer spending power and slowing the economy.

Last year's required spending for Y2K issues fueled technology capital spending. Now the pace of technology expenditures appears to be slowing, and investor confidence has eroded for many technology companies. The sharp 33% decline in the NASDAQ market (which is heavy in technology) from approximately 5000 in March to the October 31st close of 3370 provides ample evidence of the ongoing reassessment by investors.

The stock market is adjusting to signs that the U.S. economy is slowing. The confluence of the above three forces is impacting corporate profits. The recent news releases by a growing number of companies have revealed lower revenues and profits than previously expected. The markets have not been very forgiving in these instances, and we expect for various market sectors there will be further downward adjustments for earnings.

PORTFOLIO UPDATE

ARISTATA EQUITY FUND

The current portfolio is invested in 60 companies and is diversified across approximately 28 industries. As seen in the table below, energy related investments comprise one of the portfolio's largest weightings. This overweighting was also the case, when we communicated to you in April's annual report. We continue to view the energy sector favorably. This positive view seems to be shared

FUND REVIEW

ARISTATA EQUITY FUND (CON'T.)

by the oil and gas industry, since several mergers and acquisitions have been announced. The Fund's investment in Texaco benefited from Chevron's recent announcement to acquire Texaco. Texaco is a long-term Fund holding, and today's market value of $2.5 million represents more than a double over cost.


                              ARISTATA EQUITY FUND
                                 SECTOR PROFILE
                             as of October 31, 2000

                                  [PIE CHART]


Basic Materials                                                                             0.8%
Transportation                                                                              0.9%
Building/Real Estate                                                                       10.8%
Consumer Durables                                                                           1.9%
Consumer Staples                                                                            4.8%
Electric & Gas Utilities                                                                    8.1%
Energy                                                                                     13.9%
Healthcare                                                                                 13.9%
Industrial Products & Services                                                             11.2%
Financial                                                                                  10.1%
Technology                                                                                 13.1%
Telecommunications                                                                          6.4%
Closed-End Funds                                                                            1.5%
Short-Term Investments                                                                      2.6%



Comparison of Change in Value of $10,000 Investment in the Aristata Equity Fund, the S&P 500, Value Line Composite, and the Lipper Multi-Cap Value.


                                    [CHART]


                                10/31/00
                                --------

Aristata Equity Fund             $12,298
S&P 500*                         $14,088
Value Line Composite             $ 8,940
Lipper Multi-Cap Value           $11,371


*Fund benchmark index

                                   PERFORMANCE
                             AS OF OCTOBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN(1)        1 YEAR    SINCE INCEPTION
Aristata Equity                       12.86%         8.06%
S&P 500                                6.06%        13.72%
Value Line Composite                   0.10%        (4.11)%
Lipper Multi-Cap Value                 9.85%         4.94%

The total return figures represent past performance and are not indicative of future results.

FUND REVIEW

ARISTATA EQUITY FUND (CON'T.)



                         TEN LARGEST EQUITY HOLDINGS(3)
                             As of October 31, 2000

                                             INDUSTRY        % OF           DIVIDEND           PRICE
COMPANY                                REPRESENTATION     INVESTMENTS        YIELD        EARNINGS RATIO
-------                                --------------     -----------       -------       --------------

Texaco, Inc.                                   Energy        3.6%             3.1%             11.7 x
AMGEN, Inc.                                Healthcare        3.5%             0.0%             56.0
Questar Corp.              Electrical & Gas Utilities        3.3%             2.4%             18.0
United Healthcare                          Healthcare        3.3%             0.0%             25.6
IBM                                        Technology        3.2%             0.5%             22.6
Bellsouth Corp.                    Telecommunications        3.0%             1.6%             20.7
Duke-Weeks Realty Corp.          Building/Real Estate        2.9%             7.3%              9.3
Verizon Communications             Telecommunications        2.9%             2.6%             19.6
Marsh & McLennan Cos., Inc.                 Financial        2.9%             1.5%             31.1
BP Amoco PLC                                   Energy        2.8%             2.4%             13.5
                                 TEN LARGEST HOLDINGS       31.4%             2.1% AVG.        22.8 X AVG.

Diversification is an important strategy of the Fund in an effort to control the risks with common stock investing. The top ten holdings represent 31.4% of the total fund, and include investments in financial, technology, telecommunications, healthcare/biotechnology, and real estate related areas.

The Fund enjoys attractive valuation measures when compared to richly valued industries or to the market in general. The Fund's top 10 holdings sell at an average price-to-earnings ratio of 22.8 which is below the Standard & Poor's 500 25 times earnings. Stocks held in the Fund have averaged a dividend yield of 2.0%.

We continue to seek quality companies that are reasonably priced for investment in the Aristata Equity Fund.

FUND REVIEW

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

PERFORMANCE

The Aristata Quality Bond Fund's total return for the six-month period ending October 31, 2000 was 4.67%. The Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index registered comparable returns of 5.54% and 5.34% respectively. Net assets of the Aristata Quality Bond Fund were $38.9 million as of October 31st. The Aristata Colorado Quality Tax-Exempt Fund had net assets of $13.2 million for the same ending period, while its 6 month total return was 3.89%. Comparable returns for the Lipper Municipal Intermediate Bond Fund Index and the Lehman Brothers Municipal Bond Index were 4.63% and 5.73% respectively.

FIXED INCOME MARKET REVIEW

During the past six months, recent economic data suggests that after nine years of growth, the U.S. economy's record expansion is moderating. Capital spending on technology has been one of the major driving forces during this past economic expansion. During the most recent economic slowdown, several technology stocks have declined prompting several investors to seek alternative investments into fixed income.

Higher oil prices have yet to push up inflation in most other sectors of the economy. Consumer confidence remains upbeat despite these rising oil prices. Labor markets still remain extremely tight as the number of available workers have hit a new cycle low. However, the Federal Reserve has maintained a "tightening bias" towards short-term rates and continues to cite potential inflation pressures.

Several issues have influenced the bond market and subsequently, the market's volatility has increased. These issues include rising energy prices, the heightened tension in the Middle East, and continuing equity earnings disappointments.


                           ARISTATA QUALITY BOND FUND
                               QUALITY PROFILE(2)
                             AS OF OCTOBER 31, 2000

                                  [PIE CHART]

Aaa                           43%
Aa                            18%
A                             32%
Baa                            7%

FUND REVIEW

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)

PORTFOLIO UPDATE

ARISTATA QUALITY BOND FUND

Throughout the six-month period under review, corporate bond yield spreads have widened relative to comparable yields of Treasury bonds. Disappointing corporate earnings announcements and liquidity concerns have caused these yield spreads to widen.

The corporate debt market has grown substantially in recent years as its issuance has expanded to meet the capital needs of many companies. The recent volatility in the market has caused many companies to come under pressure. The burden of their excessive debt levels, coupled with their falling growth rates, has accelerated this decline. High yield and lower quality bonds have been most affected by the decline in prices and rise in yields.

Looking further ahead, an environment of steady growth is needed, and should ultimately bode well for the corporate bond market. Long-term Treasury yields fluctuated between yields of 5.65% and 6.25%, ending the six-month period at 5.80%.

The Fund's strategy continues to emphasize high quality, intermediate bonds. The Fund's average maturity on October 31st was 6.4 years. The Fund held 56% in corporate bonds and 39% in U.S. Government and agency obligations.


                           ARISTATA QUALITY BOND FUND
                                 SECTOR PROFILE
                             as of October 31, 2000

                                  [PIE CHART]

U.S. Government & Agency Obligations                                            38.6%
Communications                                                                   5.7%
Electric Utilities                                                               2.7%
Financial                                                                       19.1%
Industrial                                                                      28.9%
Short-Term Investments                                                           3.7%
Other                                                                            1.3%

FUND REVIEW

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)



Comparison of Change in Value of $10,000 Investment in the Aristata Quality Bond Fund, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate Government/Credit Bond Index.


                                    [CHART]

                                                           10/31/00
                                                           --------
  Aristata Quality Bond Fund                               $11,148
  Lehman Brothers Gov't/Credit Bond Index*                 $11,412
  Lehman Brothers Intermediate Gov't/Credit Bond Index     $11,468


*Fund benchmark index

                                   PERFORMANCE
                             AS OF OCTOBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN(1)                 1 YEAR   SINCE INCEPTION

Aristata Quality Bond Fund                      5.05%        4.16%
Lehman Bros. Gov't/Credit Bond Index            7.11%        5.08%
Lehman Bros. Inter. Gov't/Credit Bond Index     6.44%        5.27%

The total return figures represent past performance and are not indicative of future results.

FUND REVIEW

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
(CON'T.)

PORTFOLIO UPDATE

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

Municipal yields have remained fairly stable throughout the past few months. The ability of the tax-exempt market to maintain such stability reflects an increased demand from high net-worth investors. The supply of municipal bonds should begin to pick up after the November elections as municipalities review their issuance.

The Fund's average maturity on October 31st, was 8.1 years. Despite the overall uncertainty in the bond and equity markets, we believe municipal bonds are an attractive investment. Currently, a 5% tax-exempt yield equates to a taxable equivalent yield of 8.28% for investors in the highest federal tax bracket. While seeking to provide tax-free income to our shareholders, our strategy continues to focus on the high quality sectors of the municipal market.




                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                                 SECTOR PROFILE
                             As of October 31, 2000

                                   [PIE CHART]

Prerefunded Bonds                                           21.5%
General Obligation Bonds                                    38.7%
Revenue Bonds                                               34.8%
Other                                                        5.0%



                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
                               QUALITY PROFILE(2)
                             As of October 31, 2000

                                    [PIE CHART]

Aaa                                                    66%
A                                                      18%
Aa                                                     16%

FUND REVIEW

ARISTATA QUALITY BOND FUND AND ARISTATA COLORADO QUALITY
TAX-EXEMPT FUND (CON'T.)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ARISTATA COLORADO QUALITY TAX-EXEMPT FUND, THE LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX, AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX.


                                    [CHART]

                                                   10/31/00
                                                   --------
  Aristata Colorado Quality Tax-Exempt Fund        $10,993
  Lehman Brothers Municipal Bond Index*            $11,163
  Lipper Municipal Intermediate Bond Fund Index    $10,947



*Fund benchmark index

                                   PERFORMANCE
                             AS OF OCTOBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN(1)                        1 YEAR     SINCE INCEPTION

Aristata Colorado Quality Tax-Free Exempt             5.56%           3.61%
Lehman Bros. Municipal Bond Index                     8.51%           4.21%
Lipper Municipal Intermediate Bond Fund Index         6.44%           3.45%

The total return figures represent past performance and are not indicative of future results.

(1) Total return is the change in the value of an investment in the Fund after reinvesting all income and capital gains. It is calculated by dividing the change in total investment value by the initial value of the investment. Total return figures are net of all fund expenses and reflect all fee waivers. Without these fee waivers, total return would have been lower. The inception date of each Fund is March 2, 1998. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures represent past performance and are not indicative of future results.

(2) Quality profile based on each security's rating from Moody's. For those ratings not available from Moody's, S&P ratings were used.

(3) The ten largest equity holdings are presented to illustrate examples of the equity securities that the Fund has bought and may not be representative of the Fund's current or future investments.

The views expressed in this Adviser Update reflect the adviser's view only through October 31, 2000. The Adviser's views are subject to change at any time based on market and other conditions.

FUND REVIEW

DEFINITION OF INDICES

The LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX and the LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX are unmanaged indices that are a broad measure of bond performance that reflect the reinvestment of income dividends and capital gain distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing. Intermediate indices include bonds with maturities of up to ten years.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The LIPPER MULTI-CAP VALUE FUND INDEX is an unmanaged index of funds, that by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

The LIPPER MUNICIPAL INTERMEDIATE BOND FUND INDEX is an unmanaged index that measures the performance of intermediate municipal debt funds (i.e. those with dollar-weighted average maturities of 5 to 10 years). The index return reflects the reinvestment of income dividends and capital gain distributions, if any.

The STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The VALUE LINE COMPOSITE INDEX is an unmanaged equally weighted geometric average composed of approximately 1700 stocks traded on the New York Stock Exchange, American Stock Exchange, and over-the-counter that are tracked by the Value Line Investment Survey. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

ARISTATA FUNDS

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED)

                                            Shares              Value*
                                          ----------          ----------
COMMON STOCKS - 95.95%

BASIC MATERIALS - 0.85%
AGRICULTURE - 0.85%
Deere & Co.                                   16,000          $  589,000
                                                              ----------

TOTAL BASIC MATERIALS                                            589,000
                                                              ----------

BUILDING/REAL ESTATE - 10.75%
BUILDING MATERIALS - 4.12%
Georgia Pacific Group                         21,000             564,375
Lafarge Corp.                                 20,000             377,500
Vulcan Materials Co.                          45,300           1,902,600
                                                              ----------
                                                               2,844,475
                                                              ----------

ENGINEERING/CONSTRUCTION - 2.18%
Jacobs Engineering Group, Inc.**              15,000             620,625
United Rentals, Inc.**                        41,000             881,500
                                                              ----------
                                                               1,502,125
                                                              ----------

R.E.I.T./REAL ESTATE - 4.45%
Archstone Community Trust                     45,000           1,060,312
Duke-Weeks Realty Corp.                       85,000           2,013,438
                                                              ----------
                                                               3,073,750
                                                              ----------

TOTAL BUILDING/REAL ESTATE                                     7,420,350
                                                              ----------

CONSUMER DURABLES - 1.94%
AUTOMOTIVE - 0.50%
Delphi Automotive Systems Corp.               22,000             345,125
                                                              ----------

HOUSEHOLD GOODS - 1.44%
Eastman Kodak Co.                             22,200             996,225
                                                              ----------

TOTAL CONSUMER DURABLES                                        1,341,350
                                                              ----------

CONSUMER STAPLES - 4.83%
FOOD/BEVERAGE - 1.38%
Earthgrains Co.                               47,200             955,800
                                                              ----------




                                              Shares              Value*
                                            ----------          ----------
PACKAGED GOODS - 2.00%
Avon Products, Inc.                             28,400          $1,377,400
                                                                ----------

RETAIL - 1.45%
May Department Stores Co.                       14,200             372,750
Target Corp.                                    22,800             629,850
                                                                ----------
                                                                 1,002,600
                                                                ----------

TOTAL CONSUMER STAPLES                                           3,335,800
                                                                ----------

ELECTRICAL & GAS UTILITIES - 8.11%
ELECTRIC UTILITIES - 4.78%
Duke Energy Corp.                               20,800           1,797,900
Xcel Energy Inc.                                58,590           1,497,707
                                                                ----------
                                                                 3,295,607
                                                                ----------

GAS UTILITIES - 3.33%
Questar Corp.                                   85,000           2,300,312
                                                                ----------

TOTAL ELECTRIC & GAS UTILITIES                                   5,595,919
                                                                ----------

ENERGY - 13.92%
OIL FIELD SERVICES - 5.29%
Baker Hughes, Inc.                              46,300           1,591,563
Halliburton Co.                                 28,400           1,052,575
Transocean Sedco Forex, Inc.                     8,500             450,500
Veritas DGC, Inc.**                             18,500             555,000
                                                                ----------
                                                                 3,649,638
                                                                ----------

OIL & GAS - 8.63%
BP Amoco PLC                                    37,880           1,929,512
Royal Dutch Petroleum Co.                       18,200           1,080,625
Texaco, Inc.                                    42,500           2,510,156
Tosco Corp.                                     15,100             432,238
                                                                ----------
                                                                 5,952,531
                                                                ----------

TOTAL ENERGY                                                     9,602,169
                                                                ----------

ARISTATA FUNDS

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED) (CONTINUED)

                                                   Shares              Value*
                                                 ----------          ----------
FINANCIAL - 10.13%
BANKS/S & L/FINANCE/LEASE - 5.12%
First Union Corp.                                    23,000          $  697,187
Morgan J.P. & Co., Inc.                               7,600           1,257,800
PNC Bank Corp.                                       23,600           1,578,250
                                                                     ----------
                                                                      3,533,237
                                                                     ----------

BROKERS/FINANCIAL SERVICES - 3.91%
Gallagher Arthur J & Co.                             11,400             719,625
Marsh & McLennan Cos., Inc.                          15,100           1,974,325
                                                                     ----------
                                                                      2,693,950
                                                                     ----------

INSURANCE - 1.10%
Allstate Corp.                                       18,920             761,530
                                                                     ----------

TOTAL FINANCIAL                                                       6,988,717
                                                                     ----------

HEALTHCARE - 13.86%
DRUGS - 7.41%
Abbott Laboratories                                  17,000             897,813
American Home Products Corp.                         28,400           1,803,400
AMGEN, Inc.**                                        41,600           2,410,200
                                                                     ----------
                                                                      5,111,413
                                                                     ----------

HEALTHCARE SERVICES - 3.30%
UnitedHealthcare                                     20,800           2,275,000
                                                                     ----------

MEDICAL PRODUCTS - 3.15%
Bausch & Lomb, Inc.                                  13,000             501,312
Cardinal Health, Inc.                                11,400           1,080,150
Pall Corp.                                           27,600             595,125
                                                                     ----------
                                                                      2,176,587
                                                                     ----------

TOTAL HEALTHCARE                                                      9,563,000
                                                                     ----------

INDUSTRIAL PRODUCTS & SERVICES - 11.17%
AEROSPACE - 2.93%
AAR Corp.                                            35,000             417,813
Honeywell International, Inc.                        15,000             807,188
Northrop Grumman Corp.                                9,500             798,000
                                                                     ----------
                                                                      2,023,001
                                                                     ----------





                                             Shares              Value*
                                           ----------          ----------

BUSINESS INFORMATION - 1.60%
Maximus, Inc.**                                22,000          $  540,375
Robert Half International, Inc.**              18,400             561,200
                                                               ----------
                                                                1,101,575
                                                               ----------

ELECTRICAL PRODUCTS - 2.32%
Emerson Electric Co.                           21,800           1,600,937
                                                               ----------

INDUSTRIAL COMPONENTS - 4.32%
Ingersoll Rand Co.                             37,800           1,426,950
Kennametal, Inc.                               32,000             940,000
Snap On, Inc.                                  24,000             613,500
                                                               ----------
                                                                2,980,450
                                                               ----------

TOTAL INDUSTRIAL PRODUCTS
  & SERVICES                                                    7,705,963
                                                               ----------

TECHNOLOGY - 13.11%
COMPUTERS/PERIPHERAL - 6.33%
Hewlett-Packard Co.                            28,400           1,318,825
IBM                                            22,700           2,235,950
Seagate Technology, Inc.**                     11,600             810,550
                                                               ----------
                                                                4,365,325
                                                               ----------

ELECTRONICS - 5.17%
Anixter International, Inc.**                  19,900             482,575
Avnet, Inc.                                    24,000             645,000
Molex, Inc.                                    29,550           1,595,700
Motorola, Inc.                                 34,000             847,875
                                                               ----------
                                                                3,571,150
                                                               ----------

SOFTWARE - 1.61%
Electronic Data Systems Corp.                  23,600           1,107,725
                                                               ----------

TOTAL TECHNOLOGY                                                9,044,200
                                                               ----------

TELECOMMUNICATIONS - 6.36%
COMMUNICATIONS - 6.36%
AT&T Corp.                                     14,200             329,262
                                                               ----------

ARISTATA FUNDS

ARISTATA EQUITY FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED) (CONTINUED)

                                            SHARES                VALUE*
                                          -----------           -----------

TELECOMMUNICATIONS (CONTINUED)
COMMUNICATIONS (CONTINUED)
Bellsouth Corp.                                42,500           $ 2,053,281
Verizon Communications                         34,648             2,003,088
                                                                -----------
                                                                  4,385,631
                                                                -----------

TOTAL TELECOMMUNICATIONS                                          4,385,631
                                                                -----------

TRANSPORTATION - 0.92%
RAILS/TRUCK/MARINE - 0.92%
CSX Corp.                                      25,000               632,813
                                                                -----------

TOTAL TRANSPORTATION                                                632,813
                                                                -----------

TOTAL COMMON STOCKS                                              66,204,912
     (Cost $34,456,665)                                         -----------

CLOSED-END FUNDS - 1.46%
FOREIGN - 1.46%
Morgan Stanley Asia-Pacific Fund              113,300             1,005,538
                                                                -----------

TOTAL CLOSED-END FUNDS                                            1,005,538
     (Cost $775,571)                                            -----------

SHORT-TERM INVESTMENTS - 2.56%
MUTUAL FUNDS - 2.56%
Fifth Third C/P Fund                          767,528               767,528
Fifth Third U.S. Treasury Fund              1,000,000             1,000,000
                                                                -----------
                                                                  1,767,528
                                                                -----------

TOTAL SHORT-TERM INVESTMENTS                                      1,767,528
     (Cost $1,767,528)                                          -----------

TOTAL INVESTMENTS
     (Cost $36,999,764)                         99.97%           68,977,978

  Liabilities in Excess
       of Other Assets                           0.03%               18,399
                                          -----------           -----------

  NET ASSETS                                   100.00%          $68,996,377
                                          ===========           ===========


* See note 1 to financial statements.

** Denotes non-income producing security.




ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED)

Due                  Bond Rating**    Principal
Date        Coupon    Moody's/S&P       Amount       Value*
----        ------   -------------    ----------   ----------

U.S. GOVERNMENT &
AGENCY OBLIGATIONS - 38.56%
U.S. TREASURY NOTES - 3.80%
07/15/06    7.000%        Aaa         $1,400,000   $1,476,269
                                                   ----------

U.S. TREASURY BONDS - 8.51%
02/15/07    7.625%        Aaa           1,367,000   1,388,574
11/15/07    7.875%        Aaa             920,000     950,147
05/15/10   10.000%        Aaa             840,000     970,767
                                                   ----------
                                                    3,309,488
                                                   ----------

FEDERAL FARM CREDIT BANK - 1.23%
01/22/08    6.120%        Aaa             500,000     478,833
                                                   ----------

FEDERAL HOME LOAN BANK - 11.86%
08/19/09    7.050%        Aaa             250,000     246,839
01/12/10    7.155%        Aaa             250,000     248,367
05/24/10    8.050%        Aaa             250,000     251,376
10/29/13    6.150%        Aaa             250,000     224,680
02/25/14    6.540%        Aaa             250,000     229,835
03/10/14    6.730%        Aaa             250,000     232,551
08/25/14    8.010%        Aaa             250,000     245,636
09/23/14    8.000%        Aaa             250,000     245,619
11/17/14    8.040%        Aaa             500,000     491,484
01/14/15    8.000%        Aaa             400,000     394,075
01/27/15    8.000%        Aaa             500,000     496,232
02/09/15    8.000%        Aaa             200,000     201,646
02/25/15    8.000%        Aaa             250,000     248,233
08/14/15    8.000%        Aaa             200,000     198,639
10/26/15    8.000%        Aaa             200,000     196,503
06/08/18    7.000%        Aaa             500,000     464,082
                                                   ----------
                                                    4,615,797
                                                   ----------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 4.93%
11/05/12    7.115%        Aaa             800,000     766,682
03/18/13    6.650%        Aaa             500,000     466,762
03/03/14    6.800%        Aaa             200,000     186,868
04/14/14    6.950%        Aaa             200,000     188,231
09/06/16    8.075%        Aaa             315,000     309,702
                                                   ----------
                                                    1,918,245
                                                   ----------

ARISTATA FUNDS

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED) (CONTINUED)

Due              Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount    Value*
----      ------ -------------  --------- ----------

U.S. GOVERNMENT &
AGENCY OBLIGATIONS (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.23%
01/29/08    6.460%        Aaa    500,000  $   484,079
05/05/08    6.780%        Aaa    250,000      244,343
02/04/09    6.030%        Aaa    500,000      472,079
10/16/12    7.080%        Aaa    400,000      387,853
12/03/12    6.920%        Aaa    800,000      774,833
01/22/13    6.440%        Aaa    500,000      470,339
10/16/14    8.000%        Aaa    250,000      249,691
03/10/16    8.200%        Aaa    105,000      117,255
                                          -----------
                                            3,200,472
                                          -----------

TOTAL U.S. GOVERNMENT &                    14,999,104
                                          -----------
AGENCY OBLIGATIONS
  (Cost $14,653,174)

CORPORATE BONDS - 56.45%
COMMUNICATIONS - 5.72%
AT&T Corp.
03/15/09    6.000%     A1/AA-    250,000     219,757
Hewlett Packard Co.
06/15/05    7.150%    Aa2/AA-    400,000     401,034
New York Telephone Co.
02/15/04    6.250%      A1/A+    500,000     487,383
Southern New England Telephone Co.
12/15/03    6.125%     Aa3/AA    700,000     685,462
Southwestern Bell Telephone Co.
06/01/03    5.875%     Aa2/AA    145,000     141,829
06/01/08    6.750%     Aa3/AA    300,000     288,233
                                          ----------

TOTAL COMMUNICATIONS                       2,223,698
                                          ----------

ELECTRIC UTILITIES - 2.74%
Consolidated Edison Co.
02/01/02    6.625%      A1/A+    800,000     797,666
Gulf Power Co.
08/15/04    7.050%       A2/A    270,000     269,000
                                          ----------

TOTAL ELECTRIC UTILITIES                   1,066,666
                                          ----------




Due              Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount    Value*
----      ------ -------------  --------- ----------

FINANCIAL - 19.10%
AGRICULTURE - 1.09%
John Deere Capital Corp.
10/23/01    5.350%      A2/A+    430,000  $  423,837
                                          ----------

AUTOMOBILE - 1.27%
Ford Motor Credit Co.
06/03/03    6.625%       A1/A    500,000     492,747
                                          ----------

BANKS/S & L/FINANCE/LEASE - 8.26%
Bank of America Corp.
05/12/05    7.125%     Aa2/A+    500,000     501,451
Bankers Trust New York Corp.
03/01/01    9.400%      A3/A+    350,000     352,648
Bear Stearns Co.
04/13/03    6.750%       A2/A    750,000     741,218
03/01/07    7.000%       A2/A    250,000     240,215
Citicorp
08/15/05    6.750%      A1/A+    700,000     691,485
First Bank System
10/15/03    6.000%       A1/A    500,000     486,657
NCNB Corp.
08/01/02    7.750%      A2/A+    200,000     200,071
                                          ----------
                                           3,213,745
                                          ----------
BROKERS/FINANCIAL SERVICES - 5.35%
Charles Schwab Corp.
03/01/10    8.050%      A3/A-    450,000     466,211
Merrill Lynch & Co.
04/27/08    7.000%    Aa3/AA-    700,000     682,303
Morgan Stanley Dean Witter & Co.
10/15/01    8.875%     Aa3/A+    400,000     407,587
01/15/07    8.330%     Aa3/A+    500,000     524,343
                                          ----------
                                           2,080,444
                                          ----------
INSURANCE - 3.13%
Allstate Insurance Corp.
06/15/03    6.750%       A1/A    550,000     546,293
CNA Financial Corp.
11/15/03    6.250%      A3/A-    700,000     670,160
                                          ----------
                                           1,216,453
                                          ----------

TOTAL FINANCIAL                            7,427,226
                                          ----------

ARISTATA FUNDS

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED) (CONTINUED)

Due              Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount    Value*
----      ------ -------------  --------- ----------

INDUSTRIAL - 28.89%
AEROSPACE - 1.28%
Boeing Co.
06/15/03    6.350%     A1/AA-    500,000  $  496,414
                                          ----------

AUTOMOBILE  - 2.15%
Ford Motor Company
09/15/01    9.000%       A1/A    350,000     354,410
General Motors Corp.
05/01/05    6.250%       A2/A    500,000     483,243
                                          ----------
                                             837,653
                                          ----------

BROADCASTING/ENTERTAINMENT - 1.28%
Walt Disney Co.
03/30/06    6.750%       A2/A    500,000     499,632
                                          ----------

BUILDING MATERIALS - 2.54%
Hanson Trust PLC
01/15/03    7.375%     Baa1/A    300,000     300,180
Martin Marietta Corp.
04/15/03    6.500%   Baa1/BBB    700,000     687,039
                                          ----------
                                             987,219
                                          ----------

BUSINESS INFORMATION/SERVICES - 1.39%
Xerox Corp.
04/15/02    8.125%  Baa2/BBB-    700,000     539,201
                                          ----------

CHEMICALS - 1.81%
E. I. duPont de Nemours & Co.
03/15/04    8.125%    Aa3/Aa-    200,000     207,461
ICI Wilmington, Inc.
01/15/02    7.500%    Baa2/A-    500,000     497,316
                                          ----------
                                             704,777
                                          ----------

DRUGS - 0.52%
Eli Lilly & Co.
12/01/02    8.125%     Aa3/AA    200,000     202,805
                                          ----------




Due              Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount    Value*
----      ------ -------------  --------- ----------

FOOD/BEVERAGE - 3.67%
Albertson's, Inc.
08/01/09    6.950%      A2/A-    150,000  $  141,368
Archer Daniels Midland Co.
05/15/03    6.250%    Aa3/AA-    700,000     689,793
Philip Morris Cos., Inc.
05/15/02    7.625%       A2/A    600,000     596,879
                                          ----------
                                           1,428,040
                                          ----------

HOTEL/RESORT - 1.40%
Carnival Corp.
04/15/08    6.150%       A2/A    600,000     543,629
                                          ----------

HOUSEHOLD GOODS - 1.46%
Hasbro, Inc.
07/15/08    6.150%   Baa1/BBB    300,000     260,152
Whirlpool Corp.
03/01/03    9.000%  Baa1/BBB+    300,000     309,165
                                          ----------
                                             569,317
                                          ----------
METALS - 1.49%
Alcan Aluminum Ltd.
11/01/08    6.250%      A2/A-    630,000     581,351
                                          ----------

OFFICE EQUIPMENT/E.D.P. - 1.82%
International Business Machines Corp.
11/01/02    7.250%      A1/A+    700,000     706,539
                                          ----------

OIL & GAS - 1.83%
British Petroleum Co.
05/15/02    7.875%    Aa1/AA+    700,000     713,226
                                          ----------

PACKAGED GOODS - 1.19%
Fortune Brands, Inc.
04/01/08    6.250%       A2/A    500,000     463,404
                                          ----------

PAPER/PACKAGING - 2.02%
Avery Dennison Corp.
04/15/05    6.750%       A2/A    800,000     787,414
                                          ----------

RESTAURANTS - 1.78%
McDonalds Corp.
09/01/05    6.625%     Aa2/AA    700,000     693,261
                                          ----------

ARISTATA FUNDS

ARISTATA QUALITY BOND FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED) (CONTINUED)

Due              Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount    Value*
----      ------ -------------  --------- ----------

INDUSTRIAL (CONTINUED)
RETAIL - 1.26%
Wal-Mart Stores, Inc.
08/10/01    6.150%     Aa2/AA    350,000  $   348,920
08/01/02    6.875%     Aa2/AA    140,000      140,622
                                          -----------
                                              489,542
                                          -----------

TOTAL INDUSTRIAL                           11,243,424
                                          -----------

TOTAL CORPORATE BONDS                      21,961,014
  (Cost $22,299,615)                      -----------


SHORT-TERM INVESTMENTS - 3.66%
MUTUAL FUNDS - 3.66%
Fifth Third C/P Fund           1,114,670    1,114,670
Fifth Third U.S. Treasury Fund   307,270      307,270
                                          -----------

TOTAL SHORT-TERM INVESTMENTS                1,421,940
  (Cost $1,421,940)                       -----------

TOTAL INVESTMENTS                 98.67%   38,382,058
  (Cost $38,374,729)

Other Assets in Excess
  of Liabilities                   1.33%      515,874
                               --------   -----------

NET ASSETS                       100.00%  $38,897,927
                               ========   ===========

*See note 1 to financial statements.

**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at October 31, 2000.



ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED)

Due              Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount    Value*
----      ------ -------------  --------- ----------

COLORADO MUNICIPAL OBLIGATIONS - 94.99%
PREREFUNDED - 21.46%
Colorado Springs Utilities System, Rev
11/15/15    6.500%    Aa2/AAA     15,000   $  15,617
Denver City & County
School District #1
Certificates of Participation
12/01/06    6.600%        A/A    500,000     526,060
El Paso County
School District #38
Certificates of Participation
12/01/05    6.750%      A1/NR    400,000     413,416
Fort Collins Storm Drainage, Rev
12/01/11    6.625%      A1/NR    300,000     309,960
Greeley Water, GO
12/01/11    6.600%     A1/AA-    400,000     409,572
Platte River Power Authority, Rev
06/01/18    5.750%     Aaa/A+    900,000     900,027
South Suburban, Rev
Park & Recreation District, FGIC
12/15/10    6.700%    Aaa/AAA    250,000     258,750
                                           ---------

TOTAL PREREFUNDED                          2,833,402
  (Cost $2,531,927)
                                           ---------

GENERAL OBLIGATION BONDS - 38.74%
Adams County
School District #12, FGIC
12/15/09    5.250%    Aaa/AAA    500,000     516,025
Adams County
School District #50
12/01/10    5.250%     A1/AA-    500,000     511,095
Boulder County Library
10/01/06    5.900%    Aa1/AA+    300,000     306,900
Boulder County Open Space
06/15/08    5.100%      NR/AA    500,000     510,040
Boulder Valley
School District #Re-2
10/15/08    6.250%      A1/AA    500,000     507,380

ARISTATA FUNDS

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED) (CONTINUED)

Due              Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount    Value*
----      ------ -------------  --------- ----------

GENERAL OBLIGATION BONDS (CONTINUED)
Boulder Valley
School District #Re-2, FGIC
12/01/03    5.000%    Aaa/AAA    150,000   $  148,105
Clear Creek County
School District #Re-1, FSA
12/01/17    5.750%    Aaa/AAA    100,000      103,191
Denver Colorado City & County
08/01/14    5.000%    Aa2/AA+    100,000       98,209
Douglas County
School District #Re-1, MBIA
12/15/03    5.650%    Aaa/AAA    400,000      413,688
Fort Collins Water
12/01/02    6.000%     Aa1/AA    200,000      206,160
San Miguel County
School District #R-1, MBIA
12/01/06    5.200%    Aaa/AAA    250,000      257,820
South Suburban Park &
Recreation District, FGIC
12/15/06    5.050%    Aaa/AAA    500,000      508,075
Summit County
School District #Re-1, FGIC
12/01/07    5.250%    Aaa/AAA    500,000      513,015
Thornton, FSA
12/01/07    5.150%    Aaa/AAA    500,000      514,590
                                           ----------

TOTAL GENERAL OBLIGATION BONDS              5,114,293
  (Cost $4,979,518)                        ----------


REVENUE BONDS - 34.79%
EDUCATION - 0.99%
Colorado EDL & Cultural
12/01/16    6.000%      NR/AA    125,000      130,905
                                           ----------

FINANCE - 8.60%
Aspen Colorado Sales Tax
11/01/10    5.000%      NR/A-    120,000      120,541
Broomfield Colorado Sales
& Use Tax, AMBAC
06/01/05    6.000%    Aaa/AAA    300,000      308,820
Boulder Colorado Sales Tax, AMBAC
08/15/13    5.150%    Aaa/AAA    100,000      100,077

Due              Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount    Value*
----      ------ -------------  --------- ----------

Douglas County Sales &
Use Tax, MBIA
10/15/07    5.250%    Aaa/AAA    300,000   $  309,036
Durango Colorado Sales &
Use Tax, FGIC
12/01/16    5.500%    Aaa/AAA    200,000      202,450
Jefferson County Open Space, FGIC
11/01/19    5.000%    Aaa/AAA    100,000       94,140
                                           ----------
                                            1,135,064
                                           ----------

HOSPITAL - 1.68%
University of Colorado
Hospital Authority, AMBAC
11/15/09    5.000%     Aaa/NR   220,000       221,630
                                           ----------

HOUSING - 1.76%
Colorado Housing Finance Authority
Single Family Housing
11/01/14    7.150%    Aa1/AAA    225,000     232,434
                                           ----------

POWER - 3.43%
Adams County
Pollution Control, MBIA
04/01/08    5.625%    Aaa/AAA    300,000      308,448
Pueblo County
Pollution Control, AMBAC
01/01/19    5.100%    Aaa/AAA    150,000      143,630
                                           ----------
                                              452,078
                                           ----------

TRANSPORTATION - 6.24%
Arapahoe County
Highway E-470, MBIA
08/31/05    5.150%    Aaa/AAA    250,000      256,435
Colorado Department of
Transportation, AMBAC
06/15/15    5.700%    Aaa/AAA    250,000      258,650
Denver City & County
Airport, MBIA
11/15/16    5.750%    Aaa/AAA    300,000      308,358
                                           ----------
                                              823,443
                                           ----------

ARISTATA FUNDS

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND
STATEMENT OF INVESTMENTS
OCTOBER 31, 2000 (UNAUDITED) (CONTINUED)

Due              Bond Rating**  Principal
Date      Coupon  Moody's/S&P     Amount    Value*
----      ------ -------------  --------- ----------

REVENUE BONDS (CONTINUED)
WATER/SEWER - 12.09%
Boulder Colorado Water & Sewer
12/01/12    5.300%    Aa2/AA+    125,000   $ 127,580
Colorado Water Reservoir & Power
Development Authority, FGIC
11/01/06    6.550%    Aaa/AAA    500,000     519,825
Colorado Water Reservoir & Power
Development Authority
09/01/07    5.250%    Aaa/AAA    250,000     259,397
Fountain Valley Authority
Water Treatment
12/01/07    5.200%     Aa2/AA    400,000     410,580
Little Thompson Water District, MBIA
12/01/18    5.800%     Aaa/NR    150,000     154,775
Pueblo Colorado Board
Waterworks, FSA
11/01/09    5.250%    Aaa/AAA    120,000     124,200
                                         -----------
                                           1,596,357
                                         -----------

TOTAL REVENUE BONDS                        4,591,911
  (Cost $4,462,113)                      -----------

TOTAL COLORADO MUNICIPAL
OBLIGATIONS                               12,539,606
  (Cost $11,973,558)                     -----------

TOTAL INVESTMENTS                 94.99%  12,539,606
  (Cost $11,973,558)

Other Assets in Excess
of Liabilities                     5.01%     660,871
                                -------- -----------

NET ASSETS                       100.00% $13,200,477
                                ======== ===========




*See note 1 to financial statements.

**Ratings - The Moody's and S&P ratings are believed to be the most recent ratings at October 31, 2000.

***The Aristata Colorado Quality Tax-Exempt Fund had the following insurance concentration greater than 10% at October 31, 2000 (as a percentage of net assets):
              FGIC     20.91%
              MBIA     15.22%

ARISTATA FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000 (UNAUDITED)

                                                                                                 COLORADO QUALITY
                                                               EQUITY          QUALITY BOND         TAX-EXEMPT
                                                            ------------       ------------      ----------------

ASSETS:
Investments, at value (Cost- see below)                     $ 68,977,978       $ 38,382,058        $ 12,539,606
Cash                                                                   0                  0             458,179
Dividends receivable                                              46,367                  0                   0
Interest receivable                                               14,839            734,640             257,615
Receivable for securities sold                                         0             41,012                   0
Organizational costs, net of accumulated amortization             18,173             12,792               4,962
Prepaid and other assets                                           1,333              2,253                   8
                                                            ------------       ------------        ------------
         Total assets                                         69,058,690         39,172,755          13,260,370
                                                            ------------       ------------        ------------

LIABILITIES:
Payable for portfolio shares redeemed                                  0             41,012                   0
Accrued investment advisory fee                                   41,346             14,555                   0
Accrued administration fee                                        14,795              7,397               4,931
Dividends payable                                                      0            207,306              51,813
Other payables                                                     6,172              4,558               3,149
                                                            ------------       ------------        ------------
Total Liabilities                                                 62,313            274,828              59,893
                                                            ------------       ------------        ------------
NET ASSETS                                                  $ 68,996,377       $ 38,897,927        $ 13,200,477
                                                            ============       ============        ============

COST OF INVESTMENTS                                         $ 36,999,764       $ 38,374,729        $ 11,973,558
                                                            ============       ============        ============

COMPOSITION OF NET ASSETS:
Paid in capital                                             $ 30,157,354       $ 39,347,275        $ 12,650,374
Un (Over)-distributed net investment income                       15,333             46,681                (616)
Accumulated net realized gain (loss) on investments            6,845,476           (503,358)            (15,329)
Net unrealized appreciation in value of investments           31,978,214              7,329             566,048
                                                            ------------       ------------        ------------
NET ASSETS                                                  $ 68,996,377       $ 38,897,927        $ 13,200,477
                                                            ============       ============        ============

NET ASSET VALUE PER SHARE:
Net Assets                                                  $ 68,996,377       $ 38,897,927        $ 13,200,477
Shares of beneficial interest outstanding                      7,060,856          4,114,065           1,392,016
Net asset value and redemption price per share              $       9.77       $       9.45        $       9.48


See notes to financial statements.

ARISTATA FUNDS

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000 (UNAUDITED)

                                                                                               COLORADO QUALITY
                                                            EQUITY           QUALITY BOND         TAX-EXEMPT
                                                         ------------        ------------      ----------------

INVESTMENT INCOME:
INTEREST                                                 $     72,111        $  1,462,514        $    359,629
DIVIDENDS                                                     693,650                   0                   0
                                                         ------------        ------------        ------------
     Total Income                                             765,761           1,462,514             359,629
                                                         ------------        ------------        ------------

EXPENSES:
Investment advisory fee (Note 4)                              300,890             104,226              33,606
Administration fee (Note 4)                                    90,636              45,318              30,246
Legal                                                               0               2,080                   0
Registration                                                    3,098               2,786                   0
Amortization of organization costs                              3,862               2,475                 815
Insurance                                                       1,803                               1,225 423
Other                                                           7,227               6,562               2,889
                                                         ------------        ------------        ------------
     Total Expenses Before Waiver                             407,516             164,672              67,979
Expenses waived by investment adviser (Note 4)                (35,829)            (18,756)            (33,606)
Expenses reimbursed by investment adviser (Note 4)                  0                   0                (767)
                                                         ------------        ------------        ------------
    Net Expenses                                              371,687             145,916              33,606
                                                         ------------        ------------        ------------

NET INVESTMENT INCOME                                         394,074           1,316,598             326,023
                                                         ------------        ------------        ------------
Net realized gain (loss) on investments                     1,577,568            (150,763)             (8,158)
Change in net unrealized appreciation/depreciation          1,513,518             746,188             189,460
                                                         ------------        ------------        ------------
Net gain on investments                                     3,091,086             595,425             181,302
                                                         ------------        ------------        ------------

Net Increase in Net Assets From Operations               $  3,485,160        $  1,912,023        $    507,325
                                                         ============        ============        ============

See notes to financial statements.

ARISTATA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                            EQUITY FUND
                                                          ----------------------------------------------
                                                          For the Six Months Ended
                                                              October 31, 2000        For the Year Ended
                                                                (Unaudited)             April 30, 2000
                                                          ------------------------    ------------------
OPERATIONS:
  Net investment income                                       $       394,074           $       999,597
  Net realized gain on investments                                  1,577,568                 7,272,554
  Change in net unrealized appreciation/depreciation                1,513,518                (7,096,604)
                                                              ---------------           ---------------
  Net increase in net assets from operations                        3,485,160                 1,175,547
                                                              ---------------           ---------------

DISTRIBUTIONS:
  From net investment income                                         (394,578)                 (976,762)
  From net realized gain                                                    0               (13,382,921)
                                                              ---------------           ---------------
  Net decrease in net assets from distributions                      (394,578)              (14,359,683)
                                                              ---------------           ---------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                      1,924,022                 7,802,900
  Reinvested dividends                                                287,232                10,563,696
  Cost of shares redeemed                                          (9,381,224)              (26,479,442)
                                                              ---------------           ---------------
  Net decrease in net assets from share transactions               (7,169,970)               (8,112,846)
                                                              ---------------           ---------------

NET DECREASE IN NET ASSETS                                         (4,079,388)              (21,296,982)
                                                              ---------------           ---------------

NET ASSETS:
  Beginning of period                                              73,075,765                94,372,747
                                                              ---------------           ---------------
  End of period*                                              $    68,996,377           $    73,075,765
                                                              ===============           ===============

*Includes undistributed net investment income of              $        15,333           $        15,837

See notes to financial statements.

ARISTATA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         QUALITY BOND FUND
                                                          -----------------------------------------------
                                                          For the Six Months Ended
                                                               October 31, 2000        For the Year Ended
                                                                  (Unaudited)            April 30, 2000
                                                          ------------------------     ------------------
OPERATIONS:
  Net investment income                                       $     1,316,598           $     2,918,266
  Net realized loss on investments                                   (150,763)                 (352,653)
  Change in net unrealized appreciation/depreciation                  746,188                (2,479,723)
                                                              ---------------           ---------------
  Net increase in net assets from operations                        1,912,023                    85,890
                                                              ---------------           ---------------

DISTRIBUTIONS:
  From net investment income                                       (1,316,598)               (2,891,225)
                                                              ---------------           ---------------
  Net decrease in net assets from distributions                    (1,316,598)               (2,891,225)
                                                              ---------------           ---------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                      2,186,877                 8,892,852
  Reinvested dividends                                                918,599                 2,346,208
  Cost of shares redeemed                                          (7,211,312)              (18,005,611)
                                                              ---------------           ---------------
  Net decrease in net assets from share transactions               (4,105,836)               (6,766,551)
                                                              ---------------           ---------------

NET DECREASE IN NET ASSETS                                         (3,510,411)               (9,571,886)
                                                              ---------------           ---------------

NET ASSETS:
  Beginning of period                                              42,408,338                51,980,224
                                                              ---------------           ---------------
  End of period*                                              $    38,897,927           $    42,408,338
                                                              ===============           ===============

*Includes undistributed net investment income of              $        46,681           $        46,681

See notes to financial statements.

ARISTATA FUNDS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                    COLORADO QUALITY TAX-EXEMPT FUND
                                                            ------------------------------------------------
                                                            For the Six Months Ended
                                                                October 31, 2000          For the Year Ended
                                                                   (Unaudited)              April 30, 2000
                                                            ------------------------      ------------------
OPERATIONS:
  Net investment income                                          $       326,023           $       769,558
  Net realized loss on investments                                        (8,158)                   (8,323)
  Change in net unrealized appreciation/depreciation                     189,460                  (761,940)
                                                                 ---------------           ---------------
  Net increase (decrease) in net assets from operations                  507,325                      (705)
                                                                 ---------------           ---------------

DISTRIBUTIONS:
  From net investment income                                            (326,023)                 (769,558)
  From net realized gain                                                       0                  (152,140)
                                                                 ---------------           ---------------
  Net decrease in net assets from distributions                         (326,023)                 (921,698)
                                                                 ---------------           ---------------

SHARE TRANSACTIONS (NOTE 2):
  Proceeds from sale of shares                                           153,637                   964,517
  Reinvested dividends                                                    39,887                   132,915
  Cost of shares redeemed                                               (973,733)               (3,877,483)
                                                                 ---------------           ---------------
  Net decrease in net assets from share transactions                    (780,209)               (2,780,051)
                                                                 ---------------           ---------------

NET DECREASE IN NET ASSETS                                              (598,907)               (3,702,454)
                                                                 ---------------           ---------------

NET ASSETS:
  Beginning of period                                                 13,799,384                17,501,838
                                                                 ---------------           ---------------
  End of period*                                                 $    13,200,477           $    13,799,384
                                                                 ===============           ===============

*Includes over-distributed net investment income of              $          (616)          $          (616)

See notes to financial statements.

ARISTATA FUNDS

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                                                                EQUITY FUND
                                         ----------------------------------------------------------------------------------------
                                         For the Six Months Ended                                                For the Period
                                             October 31, 2000            For the Year Ended April 30,             March 2, 1998
                                               (Unaudited)                2000                 1999             to April 30, 1998
                                         ------------------------   ---------------       ---------------       -----------------

SELECTED PER-SHARE DATA:
Net asset value - beginning of period        $          9.34        $         11.11       $         10.44        $         10.00
                                             ---------------        ---------------       ---------------        ---------------
Income from investment operations:
  Net investment income                                 0.05                   0.12                  0.14                   0.01
   Net realized and unrealized gain
      (loss) on investments                             0.43                  (0.01)                 0.81                   0.44
                                             ---------------        ---------------       ---------------        ---------------

  Total income from investment operations               0.48                   0.11                  0.95                   0.45
                                             ---------------        ---------------       ---------------        ---------------

DISTRIBUTIONS:
   From net investment income                          (0.05)                 (0.12)                (0.14)                 (0.01)
   From net realized gain                                 --                  (1.76)                (0.14)                    --
                                             ---------------        ---------------       ---------------        ---------------
   Total distributions                                 (0.05)                 (1.88)                (0.28)                 (0.01)
                                             ---------------        ---------------       ---------------        ---------------

Net asset value - end of period              $          9.77        $          9.34       $         11.11        $         10.44
                                             ===============        ===============       ===============        ===============

TOTAL RETURN                                            5.21%                  2.23%                 9.39%                  4.54%
                                             ===============        ===============       ===============        ===============

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)              $        68,996        $        73,076       $        94,373        $       101,614
                                             ===============        ===============       ===============        ===============

Ratio of expenses to average net assets                 1.05%(1)               1.01%                 0.95%                  0.95%(1)
                                             ===============        ===============       ===============        ===============
Ratio of net investment income to
  average net assets                                    1.11%(1)               1.20%                 1.41%                  0.84%(1)
                                             ===============        ===============       ===============        ===============
Ratio of expenses to average net
  assets without fee waivers                            1.15%(1)               1.09%                 1.11%                  1.17%(1)
                                             ===============        ===============       ===============        ===============
Ratio of net investment income to
  average net assets without fee waivers                1.01%(1)               1.12%                 1.25%                  0.62%(1)
                                             ===============        ===============       ===============        ===============

Portfolio turnover rate                                24.48%(1)              16.63%                25.26%                 14.20%(1)
                                             ===============        ===============       ===============        ===============

(1)  Annualized

See notes to financial statements.

ARISTATA FUNDS

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                               QUALITY BOND FUND
                                         ----------------------------------------------------------------------------------------
                                         For the Six Months Ended                                               For the Period
                                             October 31, 2000             For the Year Ended April 30,            March 2, 1998
                                               (Unaudited)                 2000                 1999            to April 30, 1998
                                         ------------------------     --------------       --------------       -----------------

SELECTED PER-SHARE DATA:
Net asset value - beginning of period         $         9.32          $         9.88       $         9.97       $        10.00
                                              --------------          --------------       --------------       --------------
Income from investment operations:
  Net investment income                                 0.30                    0.59                 0.62                 0.10
  Net realized and unrealized gain (loss)
     on investments                                     0.13                   (0.57)               (0.08)               (0.03)
                                              --------------          --------------       --------------       --------------

  Total income from investment operations               0.43                    0.02                 0.54                 0.07
                                              --------------          --------------       --------------       --------------

DISTRIBUTIONS:
   From net investment income                          (0.30)                  (0.58)               (0.61)               (0.10)
   From net realized gain                                 --                      --                (0.02)                  --
                                              --------------          --------------       --------------       --------------
   Total distributions                                 (0.30)                  (0.58)               (0.63)               (0.10)
                                              --------------          --------------       --------------       --------------

Net asset value - end of period               $         9.45          $         9.32       $         9.88       $         9.97
                                              ==============          ==============       ==============       ==============

TOTAL RETURN                                            4.67%                   0.28%                5.49%                0.69%
                                              ==============          ==============       ==============       ==============

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)               $       38,898          $       42,408       $       51,980       $       57,510
                                              ==============          ==============       ==============       ==============

Ratio of expenses to average net assets                 0.70%(1)                0.68%                0.65%                0.65%(1)
                                              ==============          ==============       ==============       ==============
Ratio of net investment income to
  average net assets                                    6.32%(1)                6.16%                6.10%                6.00%(1)
                                              ==============          ==============       ==============       ==============
 Ratio of expenses to average net
  assets without fee waivers                            0.79%(1)                0.75%                0.76%                0.83%(1)
                                              ==============          ==============       ==============       ==============
 Ratio of net investment income to
  average net assets without fee waivers                6.23%(1)                6.10%                5.99%                5.82%(1)
                                              ==============          ==============       ==============       ==============

Portfolio turnover rate                                 9.10%(1)               10.06%                9.79%               11.44%(1)
                                              ==============          ==============       ==============       ==============

(1)  Annualized

See notes to financial statements.

ARISTATA FUNDS

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                      COLORADO QUALITY TAX-EXEMPT FUND
                                         ----------------------------------------------------------------------------------------
                                         For the Six Months Ended                                               For the Period
                                             October 31, 2000             For the Year Ended April 30,            March 2, 1998
                                               (Unaudited)                 2000                 1999            to April 30, 1998
                                         ------------------------     --------------       --------------       -----------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period         $         9.35          $         9.89       $         9.94       $        10.00
                                              --------------          --------------       --------------       --------------
Income from investment operations:
  Net investment income                                 0.23                    0.46                 0.49                 0.08
  Net realized and unrealized gain (loss)
     on investments                                     0.13                   (0.45)                0.04                (0.06)
                                              --------------          --------------       --------------       --------------

  Total income from investment operations               0.36                    0.01                 0.53                 0.02
                                              --------------          --------------       --------------       --------------

 DISTRIBUTIONS:
  From net investment income                           (0.23)                  (0.46)               (0.49)               (0.08)
  From net realized gain                                  --                   (0.09)               (0.09)                  --
                                              --------------          --------------       --------------       --------------
  Total distributions                                  (0.23)                  (0.55)               (0.58)               (0.08)
                                              --------------          --------------       --------------       --------------

Net asset value - end of period               $         9.48          $         9.35       $         9.89       $         9.94
                                              ==============          ==============       ==============       ==============

TOTAL RETURN                                            3.89%                   0.16%                5.40%                0.22%
                                              ==============          ==============       ==============       ==============

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)               $       13,200          $       13,799       $       17,502       $       23,381
                                              ==============          ==============       ==============       ==============

Ratio of expenses to average net assets                 0.50%(1)                0.48%                0.45%                0.45%(1)
                                              ==============          ==============       ==============       ==============
Ratio of net investment income to
  average net assets                                    4.85%(1)                4.85%                4.85%                5.00%(1)
                                              ==============          ==============       ==============       ==============
Ratio of expenses to average net assets
  without fee waivers and reimbursements                1.01%(1)                0.93%                0.91%                0.92%(1)
                                              ==============          ==============       ==============       ==============
Ratio of net investment income to
  average net assets without fee
  waivers and reimbursements                            4.34%(1)                4.41%                4.40%                4.53%(1)
                                              ==============          ==============       ==============       ==============

Portfolio turnover rate                                 9.58%(1)               12.41%                7.86%               17.64%(1)
                                              ==============          ==============       ==============       ==============

(1)  Annualized

See notes to financial statements.

ARISTATA FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

         Financial Investors Trust, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The financial statements included herein relate to the Trust's Aristata Family of Funds. The Aristata Family of Funds includes the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund. The financial statements of the remaining portfolios of the Trust are presented separately.

         The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

         INVESTMENT VALUATION: Securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time), on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

         FEDERAL INCOME TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

         EXPENSES: Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets.

         DIVIDENDS: The Equity Fund will declare and pay dividends from net investment income, if any, quarterly. Dividends from net investment income are declared daily and paid monthly for the Quality Bond and Colorado Quality Tax-Exempt Funds. Dividends from net realized gains, if any, are declared at least once a year. Dividends to shareholders are recorded on the ex-dividend date.

         ORGANIZATION COSTS: The Funds have deferred certain costs incurred in connection with the organization, initial registration and public offering of Fund shares. Such costs are being amortized over a 60 month period from the commencement of operations. As of October 31, 2000, the remaining period of amortization was 28 months.

         OTHER: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis the Funds use for federal income tax purposes.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

ARISTATA FUNDS

2.  SHARES OF BENEFICIAL INTEREST

          On October 31, 2000, there was an unlimited number of no par value shares of beneficial interest authorized for each fund. Transactions in shares of beneficial interest were as follows:

                                                                                                    ARISTATA COLORADO QUALITY
                                    ARISTATA EQUITY FUND         ARISTATA QUALITY BOND FUND              TAX-EXEMPT FUND
                             -------------------------------- ---------------------------------  --------------------------------
                               For the Six     For the Year     For the Six      For the Year      For the Six     For the Year
                               Months Ended   Ended April 30,   Months Ended    Ended April 30,    Months Ended   Ended April 30,
                             October 31, 2000      2000       October 31, 2000       2000        October 31, 2000      2000
                             ---------------- --------------- ----------------  ---------------  ---------------- ---------------

Shares sold                         203,009          794,677          232,502          934,245           16,362          100,351
Shares issued as
  reinvestment of dividends          30,480        1,204,528           97,674          246,348            4,233           13,982
Shares redeemed                    (995,741)      (2,674,291)        (765,906)      (1,892,464)        (103,855)        (409,379)
                              -------------    -------------    -------------    -------------    -------------    -------------
Net Decrease                       (762,252)        (675,086)        (435,730)        (711,871)         (83,260)        (295,046)
                              =============    =============    =============    =============    =============    =============

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS

                                                                                                     ARISTATA COLORADO QUALITY
                                           ARISTATA EQUITY FUND       ARISTATA QUALITY BOND FUND           TAX-EXEMPT FUND
                                           --------------------       --------------------------     -------------------------

As of October 31, 2000
Gross appreciation (excess of
  value over tax cost)                            32,507,380                        935,220                        571,656
Gross depreciation (excess of
  tax cost over value)                              (529,166)                      (927,891)                        (5,608)
                                             ---------------                ---------------                ---------------
Net unrealized appreciation                       31,978,214                          7,329                        566,048
                                             ===============                ===============                ===============
Cost of investments for income
  tax purposes                                    36,999,768                     38,374,729                     11,973,558
                                             ===============                ===============                ===============

4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

         Tempest Investment Counselors, Inc. (the "Adviser") (formerly Tempest, Isenhart, Chafee, Lansdowne, and Associates, Inc.) serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Trust. For its services, the Adviser is entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.85%, 0.50% and 0.50% of the average net assets for the Equity Fund, Quality Bond Fund and Colorado Quality Tax-Exempt Fund, respectively. The Adviser has agreed to voluntarily waive a portion of its fees and reimburse other expenses so that the total annual expenses of each Fund will not exceed the voluntary expense limitations adopted by the Adviser. Fee waivers by the Adviser are voluntary and may be terminated at any time.

         ALPS Mutual Funds Services, Inc. ("ALPS") serves as the administrator to each Fund. ALPS is entitled to receive a fee from each Fund, computed daily and payable monthly, at the annual rate of .20% of the average net assets of each Fund, subject to a minimum monthly fee of $15,000 for the Equity Fund, $7,500 for the Quality Bond Fund and $5,000 for the Colorado Quality Tax-Exempt Fund. In addition to administration services, the administration fee also covers the costs of fund accounting, custody, shareholder servicing, transfer agency, audit and Trustees' fees.

ARISTATA FUNDS

         Shareholders holding more than 10% of the Funds' outstanding shares as of October 31, 2000, constituted 40% and 45% of the Equity Fund and Quality Bond Fund, respectively.

5.  INVESTMENT TRANSACTIONS

         The cost of securities purchased and proceeds from the sale of securities, other than temporary cash investments, during the six-months ended October 31, 2000 were as follows:

                                         U.S. GOVERNMENT
                                            SECURITIES                     ALL OTHER                        TOTAL
                                         ---------------               ---------------               ---------------
ARISTATA EQUITY FUND
Purchases                                $             0               $     8,337,230               $     8,337,230
Sales                                    $             0               $    16,379,943               $    16,379,943

ARISTATA QUALITY BOND FUND
Purchases                                $     1,221,615               $       539,180               $     1,760,795
Sales                                    $     2,659,438               $     2,267,452               $     4,926,890

ARISTATA COLORADO QUALITY
TAX-EXEMPT FUND
Purchases                                $             0               $       620,919               $       620,919
Sales                                    $             0               $     1,468,451               $     1,468,451

6.  CONVERSION OF COMMINGLED POOLS

         Each Fund, at its inception date (March 2, 1998), issued shares at $10.00 per share in a tax-free conversion to acquire the net assets of certain unregistered commingled pools of Colorado State Bank and Trust. The following is a summary of shares issued, net assets acquired and unrealized appreciation as of March 2, 1998:

                                                                                             ARISTATA COLORADO QUALITY
                                    ARISTATA EQUITY FUND       ARISTATA QUALITY BOND FUND         TAX-EXEMPT FUND
                                    --------------------       --------------------------    -------------------------
Shares issued                               9,855,292                     5,759,904                     2,472,885
Net assets acquired                   $    98,552,917               $    57,599,038               $    24,728,848
Unrealized appreciation               $    39,252,218               $     2,425,692               $     1,470,209